UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2007
VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51863 (Commission File No.)	03-0491827 (IRS Employer Identification No.)
9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (240) 599-4500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1 Press release dated October 23, 2007

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On October 23, 2007, Vanda Pharmaceuticals Inc. (the “Company”) announced the appointment of Al Gianchetti, age 42, as the Company’s Senior Vice President and Chief Commercial Officer, effective as of October 25, 2007.
     Prior to joining the Company, Mr. Gianchetti spent more than 18 years at GlaxoSmithKline, most recently as its Vice President, Global Commercial Strategy.
     The terms of Mr. Gianchetti’s employment include (1) an annual base salary of $295,000; (2) a signing bonus of $100,000; (3) a bonus of $35,000 upon the completion of one year of continuous service with the Company; (4) an annual incentive bonus equal to 25% of his then-current base salary; (5) an option to purchase 90,000 shares of the Company’s common stock at an exercise price of $16.24 per share, which option will vest with respect to 25% of the shares after the first 12 months of continuous service and with respect to the remaining shares in equal monthly installments over the next three years of continuous service, except that the vested portion of the option shall accelerate by adding 24 months to Mr. Gianchetti’s actual period of service under certain circumstances following a change in control of the Company; and (5) a restricted stock grant of 3,000 shares of the Company’s common stock, which shares will vest in four equal annual installments, subject to the same acceleration provisions as are contained in the option. The equity awards were granted pursuant to the Company’s 2006 Equity Incentive Plan.
     Mr. Gianchetti and the Company will also enter into an indemnification agreement requiring the Company to indemnify Mr. Gianchetti to the fullest extent permitted under Delaware law with respect to his service as an officer. The indemnification agreement will be in the form entered into with the Company’s other executive officers. This form is filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (File No. 333-130759), as originally filed on December 29, 2005.
     A copy of the press release announcing Mr. Gianchetti’s hiring is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(b) On October 24, 2007, the employment of Thomas Copmann, Ph.D., the Company’s Vice President for Regulatory Affairs, terminated.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Vanda Pharmaceuticals Inc. dated October 23, 2007 announcing the appointment of Al Gianchetti as the Company’s Senior Vice President and Chief Commercial Officer.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
By:	/s/ Steven A. Shallcross
	Name:	Steven A. Shallcross
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated: October 26, 2007